NATURE OF OPERATIONS AND GOING CONCERN	12 Months Ended
Dec. 31, 2018
Statements Line Items
NATURE OF OPERATIONS AND GOING CONCERN [Text Block]

1. NATURE OF OPERATIONS AND GOING CONCERN

EMX Royalty Corporation (the “Company” or “EMX”), together with its subsidiaries operates as a royalty and prospect generator engaged in the exploring for, and generating royalties from, metals and minerals properties. The Company’s royalty and exploration portfolio mainly consists of properties in North America, Turkey, Europe, Haiti, Australia, and New Zealand. The Company’s common shares are listed on the TSX Venture Exchange (“TSX-V”) and the NYSE American under the symbol of “EMX”. The Company’s head office is located at 501 - 543 Granville Street, Vancouver, British Columbia, Canada V6C 1X8.

These consolidated financial statements have been prepared using International Financial Reporting Standards (“IFRS”) applicable to a going concern, which assumes that the Company will be able to realize its assets, discharge its liabilities and continue in operation for the following twelve months.

In October 2018 EMX’s associated Company, IG Copper LLC (“IGC”) completed the sale of the Malmyzh project (“Malmyzh”) to Russian Copper Company (“RCC”) for US$200 million. Of this amount, US$190 million was released from escrow, with the remaining US$10 million to be held in escrow and released subject to certain conditions over 12 months following the date of sale. The initial cash distribution to EMX by IGC of US$65 million was received by the Company in October 2018. A second cash distribution to EMX of up to US$4 million will be completed upon the remaining funds being released from escrow.

Management believes with the distribution received as part of the sale of Malmyzh, it will have sufficient working capital to undertake its current business and the budgets associated with those plans for the next twelve months and the foreseeable future.

Some of the Company’s activities for exploration and evaluation assets are located in emerging nations and, consequently, may be subject to a higher level of risk compared to other developed countries. Operations, the status of mineral property rights and the recoverability of investments in emerging nations can be affected by changing economic, legal, regulatory and political situations.

At the date of these consolidated financial statements, the Company has not identified a known body of commercial grade mineral on any of its exploration and evaluation assets. The ability of the Company to realize the costs it has incurred to date on these exploration and evaluation assets is dependent upon the Company identifying a commercial mineral body, to finance its development costs and to resolve any environmental, regulatory or other constraints which may hinder the successful development of the exploration and evaluation assets.

These consolidated financial statements of the Company are presented in Canadian dollars unless otherwise noted, which is the functional currency of the parent company and its subsidiaries except as to Bullion Monarch Mining, Inc. (“BULM”), the holder of a royalty income stream whose functional currency is the United States (“US”) dollar.